UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

SCIENCE STRATEGIC ACQUISITION CORP. ALPHA

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39930 (Commission File Number)	85-3594633 (IRS Employer Identification No.)

1447 2nd Street Santa Monica, CA (Address of principal executive offices)	90401 (Zip Code)

Registrant’s telephone number, including area code: (310) 393-3024

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	SSAAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SSAA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SSAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 9, 2022, stockholders of Science Strategic Acquisition Corp. Alpha (the “Company”) approved an amendment (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to (i) change the date by which the Company must consummate a merger, share exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities (an “Initial Business Combination”) from January 28, 2023 to December 12, 2022 (the “Amended Termination Date”) and (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), notwithstanding the fact that such redemptions could result in the Company having net tangible assets of less than $5,000,001 after giving effect to such redemptions. The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 9, 2022, which became effective upon filing.

Because the Company will not be able to complete an Initial Business Combination by the Amended Termination Date, the Company will (i) promptly, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, redeem the shares of Class A Common Stock (the “Redemption”) at a per-share price, payable in cash, equal to the aggregate amount on deposit in a trust account established for the benefit of the holders of Class A Common Stock (the “Trust Account”) as of the Amended Termination Date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to an additional $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding shares of Class A Common Stock (the “Redemption Amount”), which redemption will completely extinguish the rights of the holders of Class A Common Stock as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board of Directors of the Company, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

On December 12, 2022, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated Redemption, liquidation and dissolution; and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A Common Stock, redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants”) and units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) effective before the opening of trading on December 13, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq.

The Company expects that Nasdaq will file the Form 25 with the SEC on December 12, 2022, upon which the delisting of the Company’s Securities will become effective. Following that, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 3.03.	Material Modification to Rights of Security Holders.

The information under Item 3.01 regarding the Charter Amendment and the Redemption is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 3.01 regarding the Charter Amendment is incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s special meeting of stockholders held on December 9, 2022, the stockholders of the Company considered and acted upon a proposal to approve the Charter Amendment (the “Charter Amendment Proposal”). The stockholders of the Company approved the Charter Amendment Proposal. The following is a tabulation of the votes with respect to the Charter Amendment Proposal:

For	Against	Abstentions
28,825,940	5,116	0

In connection with the approval and implementation of the Charter Amendment, the holders of 30,449,825 shares of Class A Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.07 per share, for an aggregate redemption amount of approximately $306,609,408. Following such redemptions, 600,175 shares of Class A Common Stock remain outstanding.

Item 8.01	Other Events.

There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

Following the redemptions in connection with the approval and implementation of the Charter Amendment, the total amount held in the Trust Account was approximately $6,043,362, and a total of 600,175 shares of Class A Common Stock were outstanding. The Company estimates that the total amount in the Trust Account available for the Redemption, after accounting for the exclusion of $41,612 of interest to pay dissolution expenses, will be approximately $6,001,750, and the Redemption Amount will be approximately $10.00.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws, including statements relating to the proposed early liquidation, de-listing of the Securities, Redemption and Redemption Amount. These statements are based on current expectations of the Company’s management with respect to the matters described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. Please refer to the publicly filed documents of the Company, including the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on November 14, 2022, the Company’s Annual Report on Form 10-K, as filed with the SEC on April 12, 2022, and the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022, as filed with the SEC on August 17, 2022, for risks and uncertainties which may affect the statements made in this Current Report on Form 8-K. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE STRATEGIC ACQUISITION CORP. ALPHA

December 12, 2022	By:	/s/ Michael Jones
Michael Jones
Chief Executive Officer